                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 25, 2006

                              Armor Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                         0-18863                      59-3392443
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
         of incorporation)                                   Identification No.)

13386 International Parkway, Jacksonville, Florida                         32218
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

On January 25, 2006, Armor Holdings, Inc. (the "Company") formally adopted a supplemental nonqualified defined benefit pension plan referred to as the Armor
Holdings, Inc. Executive Retirement Plan (the "SERP"). The SERP provides supplemental retirement benefits for employees of the Company and its subsidiaries who are employed at a job level of senior vice president or higher and who are selected by the Compensation Committee of the Board of Directors of
the Company for participation. Senior executive officers of the Company who are initially eligible for the SERP include: Warren Kanders, Robert Schiller, Glenn
Heiar, Robert Mecredy, Scott O'Brien, Gary Allen and Peter (Tony) Russell.

The normal form of payment for a normal retirement at age 62 under the SERP, or for a late retirement, is a monthly annuity payment for the participant's lifetime based on 2% of the participant's "final average pay" multiplied by each year of service with the Company. "Final average pay" is equal to the average of the highest three calendar years of pay (which includes base salary plus short-term incentive pay including any amounts deferred under the Company's
Executive Deferred Compensation Plan) over the last ten calendar years. A participant will not receive any credit for pre-acquisition service for a company or business that is acquired by the Company or its subsidiaries, but a participant may be granted additional years of credited service at the discretion of the Compensation Committee. Alternate forms of payment, including various forms of annuity and a single sum distribution, are available under the
SERP. Reduced benefits may be paid in the case of an early retirement or a pre-retirement death. Early retirement under the SERP is the earlier of (i)
attaining age 60 or (ii) attaining age 55 and completing 10 years of service with the Company. A participant is eligible for a deferred vested benefit upon attaining ten years of credited service. A pre-retirement death benefit is payable if a vested participant dies before retirement.

In the event of a change of control, which either directly or indirectly results in involuntary termination or voluntary termination due to a decrease in base salary, diminution in responsibilities or a forced relocation in excess of 30 miles, and provided that any participant who has an employment arrangement is in compliance with the material terms thereof, all participants will receive an additional 4 years of credited service for determining the accrued benefit, will become fully vested into the plan and will automatically receive their benefits in a lump sum distribution as soon as practicable after the first day of the seventh calendar month following the month that includes the date of the participant's termination.

Initial and subsequent elections as to form and time of payment shall be made in compliance with Section 409A of the Internal Revenue Code of 1986, as amended and regulations thereunder.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006

                                 ARMOR HOLDINGS, INC.

                                 By: /s/ Philip A. Baratelli
                                    --------------------------
                                 Name: Philip A. Baratelli
                                 Title: Corporate Controller, Treasurer
                                        and Secretary